Earnings/(Loss) per Common Share	12 Months Ended
Dec. 31, 2021
Earnings Per Share [Abstract]
Earnings/(Loss) per Common Share

NOTE 20: EARNINGS/(LOSS) PER COMMON SHARE

Earnings/(Loss) per share is calculated by dividing net income/(loss) attributable to Navios Holdings common stockholders by the weighted average number of shares of Navios Holdings outstanding during the periods presented. Net income/(loss) attributable to Navios Holdings common stockholders is calculated by adding to (if a discount) or deducting from (if a premium) net income/(loss) attributable to Navios Holdings common stockholders the difference between the fair value of the consideration paid upon redemption and the carrying value of the preferred stock, including the unamortized issuance costs of the preferred stock, and the amount of any undeclared dividend cancelled.

For the year ended December 31, 2021, 384,682 potential common shares and 0 potential shares of convertible preferred stock are included in the calculation of diluted earnings per share.

For the year ended December 31, 2020, 569,998 potential common shares and 1,549 potential shares of convertible preferred stock have an anti-dilutive effect (i.e. those that increase income per share or decrease loss per share) and are therefore excluded from the calculation of diluted net loss per share.

For the year ended December 31, 2019, 843,097 potential common shares and 227,496 potential shares of convertible preferred stock have an anti-dilutive effect (i.e. those that increase income per share or decrease loss per share) and are therefore excluded from the calculation of diluted net loss per share.

On December 21, 2018 the Company’s common stockholders approved a one-for-ten reverse stock split of the Company’s outstanding shares of common stock. Following the effectiveness of the reverse stock split, as of January 3, 2019, any historical per share information has been adjusted to reflect the Reverse Stock Split.

	Year ended December 31, 2021	Year ended December 31, 2020	Year ended December 31, 2019
Numerator:
Net income/(loss) attributable to Navios Holdings common stockholders	$116,686	$(192,961)	$(192,110)
Less:
Undeclared dividend on preferred stock and on unvested restricted shares	(5,127)	(5,144)	(7,178)
Plus:
Tender Offer — Redemption of preferred stock Series G and H including $16,863 of undeclared preferred dividend cancelled	—	—	45,680
Gain from eliminated dividend on preferred stock due to conversion	—	166	—
Income/(Loss) attributable to Navios Holdings common stockholders, basic and diluted	$111,559	$(197,939)	$(153,608)
Denominator:
Denominator for basic earnings/ (loss) per share attributable to Navios Holdings common stockholders — weighted average shares	16,168,329	12,896,568	12,356,024
Basic earnings/ (loss) per share attributable to Navios Holdings commonstockholders	$6.90	$(15.35)	$(12.43)
Denominator for diluted earnings/ (loss) per share attributable to Navios Holdings common stockholders — weighted average shares	16,553,011	12,896,568	12,356,024
Diluted earnings/ (loss) per share attributable to Navios Holdings common stockholders	6.74	$(15.35)	$(12.43)